

Petróleos Mexicanos
Board of Directors
Director General
Executive Coordinator
Corporate Planning Office
Corporate Comptroller General
Corporate Administration Department
Corporate Finance Department
Corporate Operations Department
Corporate Engineering and Project Development Department
Corporate Strategic Planning Department
Corporate Industrial Safety and Environmental Protection Department
Corporate Competitiveness and Innovation Department
Pemex-Exploration and Production
100.00 %
P.M.I. Marine, Ltd.(5)
Pemex- Gas and Basic Petrochemicals
100.00 %
MexGas International, Ltd.(8)
100.00 %
Pasco InternationalLtd.(6)
100.00 %
Pasco Terminals, Inc.(1)
99.87%
Pan American Sulphur, Ltd.(3)
100.00 %
Terrenos para Industrias, S.A.
50.00 %
CH4 Energía S.A. de C.V.
50.00 %
Gasoductos de Chihuahua S. de R.L. de C.V.
Pemex- Refining
Pemex- Petrochemicals
100.00 %
Petroquímica Cosoleacaque, S.A. de C.V.
100.00 %
Petroquímica Escolín, S.A. de C.V.
100.00 %
Petroquímica Tula, S.A. de C.V.
100.00 %
Petroquímica Camargo, S.A. de C.V.
100.00 %
Petroquímica Cangrejera, S.A. de C.V.
100.00 %
Petroquímica Morelos, S.A. de C.V.
100.00 %
Petroquímica Pajaritos, S.A. de C.V.
P.M.I. Comercio Internacional, S.A. de C.V.
98.33%
P.M.I. Holdings, B.V.(2)
100.00%
P.M.I. Holdings, N.V.(9)
100.00%
P.M.I. Services North America, Inc.(1)
100.00%
Pemex Services Europe, Ltd.(3)
100.00%
P.M.I. Services, B.V.(2)
100.00%
Pemex Internacional España, S.A.(4)
100.00%
71.70%
P.M.I. Norteamérica, S.A. de C.V.
28.30%
50.50%
1.00%
P.M.I. Trading Ltd.(5)
48.50%
100.00%
P.M.I. Holdings North America, Inc.(1)
Kot Insurance Co. Ltd(7)
100.00%
Integrated Trade Systems, Inc.(1)
100.00%
Pemex Project Funding Master Trust(10)
(1) Incorporated in the United States
(2) Incorporated in The Netherlands
(3) Incorporated in the United Kingdom
(4) Incorporated in Spain
(5) Incorporated in Ireland
(6) Incorporated in the Bahamas
(7) Incorporated in Bermuda
(8) Incorporated in the Cayman Islands
(9) Incorporated in the Netherlands Antilles
(10) Delaware statutory trust controlled by Petróleos Mexicanos
The Subsidiary Companies
Corporate Operations of Petróleos Mexicanos
The PMI Group
The Subsidiary Entities and their Subsidiaries
Other Subsidiary Companies and Pemex Project Funding Master Trust